Exhibit 99.3

                                 PROMISSORY NOTE


$2,000,000.00                     DALLAS, TEXAS               SEPTEMBER 29, 2005


        PAYMENT. For Value Received, the undersigned, BHDGI, LTD., a Texas limited partnership ("Maker") hereby PROMISES TO PAY TO THE ORDER OF DALLAS CITY BANK ("Payee"), at its offices at 16980 Dallas Parkway, Suite 110, Dallas, Texas 75248, in lawful money of the United States of America, the principal sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00), or so much thereof as may be advanced and outstanding and unpaid hereunder, together with interest on the outstanding principal balance from day to day remaining as herein specified. The outstanding principal balance hereof and accrued but unpaid interest shall be due and payable as follows:

                ACCRUED BUT UNPAID INTEREST ONLY SHALL BE DUE AND PAYABLE ON DECEMBER 29, 2005; MARCH 29, 2006; AND ON JUNE 29, 2006; AND THE ENTIRE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE, TOGETHER WITH ALL ACCRUED BUT UNPAID INTEREST SHALL BE FULLY DUE AND PAYABLE ON SEPTEMBER 29, 2006.

        INTEREST. The outstanding principal balance hereof shall bear interest prior to maturity at a varying rate per annum equal from day to day to the lesser of (a) the maximum rate permitted from day to day by applicable law ("Maximum Rate"), including as to Section 303.201 of the Texas Finance Code and
Article 1D.002 of the Texas Credit Code (and as the same may be incorporated by reference in other Texas statutes), but otherwise without limitation, that rate based upon the "indicated rate ceiling," or (b) ONE-HALF PERCENTAGE POINT (.5%) ABOVE THE PRIME RATE (herein defined) in effect from day to day based on a 360-day year and the actual number of days elapsed, each such change in the rate of interest charged hereunder to become effective, without notice to Maker, on the effective date of each change in the Prime Rate; provided, however, if at any time the rate of interest specified in clause (b) preceding shall exceed the Maximum Rate, thereby causing the interest on this Note to be limited to the Maximum Rate, then any subsequent reduction in the Prime Rate shall not reduce the rate of interest on this Note below the Maximum Rate until the aggregate amount of interest accrued hereon equals the aggregate amount of interest which would have accrued hereon if the interest rate specified in clause (b) preceding had at all times been in effect. All past due principal and interest shall bear interest at the Maximum Rate. All payments shall be applied first to accrued but unpaid interest and then to principal.

        PRIME RATE. As used herein, the term "PRIME RATE" shall mean the Prime Rate then most recently published in the Money Rates Section of THE WALL STREET JOURNAL and described as the prime or base rate of interest per annum on corporate loans posted by at least seventy-five percent (75%) of the nation's thirty (30) largest banks. In the event THE WALL STREET JOURNAL fails to publish such Prime Rate, or such Prime Rate ceases to exist for a period of more than ninety (90) consecutive days, then the Base Rate of interest announced by Payee from time to time shall be substituted in its place.

        LOAN AGREEMENT. This Note is the Note provided for in that certain Loan Agreement of even date herewith between Maker, Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership and Payee (such Loan Agreement, as the same may be amended or modified

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        from time to time, is hereinafter referred to as the "Loan Agreement").

        SECURITY. This Note is secured by a certain Deed of Trust, Security Agreement and Assignment of Rents, Leases, Incomes and Agreements ("Deed of Trust"), executed by Maker to Robert Wightman, Trustee for Payee covering the real property and improvements more particularly described as being three tracts of land situated in the William Sanders Survey, Abstract No. 867, Collin County, Texas, and being more particularly described in said Deed of Trust. This Note is guaranteed by the unconditional guaranty of Behringer Harvard Short-Term Opportunity Fund I LP, a Texas limited partnership.

        PREPAYMENT. Maker may prepay the principal of this Note upon the terms and conditions specified in the Loan Agreement.

        SPREADING. Notwithstanding anything to the contrary contained herein, no provisions of this Note shall require the payment or permit the collection of interest in excess of the Maximum Rate. If any excess of interest in such respect is herein provided for, or shall be adjudicated to be so provided, in this Note or otherwise in connection with this loan transaction, the provisions of this paragraph shall govern and prevail, and neither Maker nor the sureties, guarantors, successors or assigns of Maker shall be obligated to pay the excess amount of such interest, or any other excess sum paid for the use, forbearance or detention of sums loaned pursuant hereto. If for any reason interest in excess of the Maximum Rate shall be deemed charged, required or permitted by any court of competent jurisdiction, any such excess shall be applied as a payment and reduction of the principal of indebtedness evidenced by this Note; and, if the principal amount hereof has been paid in full, any remaining excess shall forthwith be paid to Maker.

        DEFAULT. If default be made in the payment of principal or interest under this Note, or upon the occurrence of any "Event of Default", as such term is defined in the Loan Agreement or in the Deed of Trust, the holder hereof may, at its option, declare the entire unpaid principal of and accrued interest on this Note immediately due and payable without additional notice, demand or presentment, all of which are hereby waived, and upon such declaration, the same shall become and shall be immediately due and payable, and the holder hereof shall have the right to foreclose or otherwise enforce all liens or security interests securing payment hereof, or any part hereof, and offset against this Note any sum or sums owed by the holder hereof to Maker. Failure of the holder hereof to exercise this option shall not constitute a waiver of the right to exercise the same upon the occurrence of a subsequent Event of Default.

        COSTS. If the holder hereof expends any effort in any attempt to enforce payment of all or any part or installment of any sum due the holder hereunder, or if this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceedings, Maker agrees to pay all collection costs and fees incurred by the holder, including reasonable attorney's fees.

        GOVERNING LAW. This Note is made and is performable in the CITY OF DALLAS, DALLAS COUNTY, TEXAS, and Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note, jointly and severally waive the right to be sued hereon elsewhere. This Note shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

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        WAIVER OF PRESENTMENT. Maker and each surety, guarantor, endorser and other party ever liable for payment of any sums of money payable on this Note jointly and severally waive presentment and demand for payment, protest, notice of protest and non-payment or dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, diligence in collecting and grace, and consent to all extensions without notice for any period or periods of time and partial payments, before or after maturity, without prejudice to the holder. The holder shall similarly have the right to deal in any way, at any time, with one or more of the foregoing parties without notice to any other party, and to grant any such party any extensions of time for payment of any of said indebtedness, or to release part or all of the collateral securing this Note, or to grant any other indulgences or forbearances whatsoever, without notice to any other party and without in any way affecting the personal liability of any party hereunder.

        BALLOON FEATURE. AT MATURITY, MAKER MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN DUE. PAYEE IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. MAKER WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT MAKER MAY OWN OR MAKER WILL HAVE TO FIND A LENDER, WHICH MAY BE PAYEE, WILLING TO LEND MAKER THE MONEY. IF MAKER REFINANCES THIS LOAN AT MATURITY, MAKER WILL HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF MAKER OBTAINS REFINANCING FROM PAYEE.

                                       MAKER:
                                       BHDGI, Ltd., a Texas limited partnership
                                       By: Graybird  Developers, LLC, a Texas
                                       limited liability company, its sole
                                       General Partner


                                             By:_____________________________
                                                  David L. Gray, Manager


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